UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 18, 2025
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(See definition of “large accelerated filer," "accelerated filer," "smaller reporting company” and "emerging growth company" in Rule 12b-2 of the Exchange Act). (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

Emerging growth company	☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).   ☐  Yes    ☒  No
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value	KW	NYSE
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01 Other Events

On September 18, 2025, a wholly-owned subsidiary of Kennedy-Wilson Holdings, Inc., a Delaware corporation (the “Company” or “we”), entered into an Interest Purchase Agreement (the “Agreement”) with a wholly-owned subsidiary of Toll Brothers, Inc., a Delaware corporation (“Toll”), to acquire Toll’s apartment development platform for approximately $347 million, subject to customary prorations and adjustments (the “Transaction”). The Company expects to close the Transaction with partners, pursuant to which the Company will earn customary fees. Upon closing of the Transaction, the Company and its partners will acquire (i) Toll’s ownership interests and certain contractual arrangements in a total of 18 properties (two of which are wholly owned by Toll), which includes 17 multifamily properties and one student housing property (collectively the “Property Portfolio”); and (ii) Toll’s current and future multifamily and student housing property development pipeline (the “Transaction Pipeline”). The Company currently expects its total investment in the Transaction to be approximately $90 million. The Transaction is subject to closing conditions and is currently expected to close in the fourth quarter of 2025. There can be no assurance that the Company and its partners will complete the Transaction in part or at all.

The Property Portfolio consists of a total of 5,056 units across fifteen completed assets and, when completed, an additional 1,008 units across three assets that have been capitalized with equity partner and debt financing and are currently under construction. Toll’s current aggregate equity ownership interest in the Property Portfolio is approximately 37% and the assets comprising the Property Portfolio are located throughout the United States. Upon acquisition of the Property Portfolio, the Company will earn development and construction management fees and carried interest opportunities under Toll’s existing partnership arrangements for certain of the assets that are held in joint ventures with various partners. The Transaction Pipeline currently consists of ownership interests in three land positions as well as a future development pipeline including 24 separate purchase agreements to acquire land positions and two late-stage pursuit properties throughout strategic markets in the United States. Upon closing the Transaction, the Company currently expects to own (i) between approximately 5% to 10% of the ownership interest in the Property Portfolio and (ii) approximately 95% of the ownership interest in the Transaction Pipeline and would look to capitalize these Transaction Pipeline opportunities going forward with equity capital from partners and construction loans (with the Company’s ownership interests in these opportunities ultimately expected to be between approximately 5% to 20%).

In addition, as part of the Transaction, the Company and Toll will enter into an asset management agreement whereby the Company will manage certain multifamily and student housing properties that will continue to be owned, in whole or in part, by Toll (the “Toll Assets”) after the Transaction is completed. The Company will earn customary asset management fees, development and construction management fees, disposition fees and potential success fees and financing fees under the terms of the asset management agreement. The Company has also agreed to extend employment offers to current Toll employees that have been identified as part of Toll’s apartment development platform. These employees, including the executive leadership that currently leads Toll’s apartment development platform, would join the Company upon the closing of the Transaction and would continue to manage the Property Portfolio and the Toll Assets as well as further grow and scale the Company’s rental housing development platform.

Additionally, the Company and Toll announced a strategic alliance whereby the Company will refer Toll certain opportunities with respect to future acquisitions, capitalizations and other equity investments relating to the development of for-sale housing (including mixed use projects with single-family components), and Toll will refer the Company certain opportunities with respect to the future acquisitions, capitalizations and other equity investments relating to build-to-rent communities, affordable housing, or the development of, or other investment in, market-rate or student housing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are necessarily estimates reflecting the judgment of our senior management based on our current estimates, expectations, forecasts and projections and include comments that express our current opinions about trends and factors that may impact future operating results. Disclosures that use words such as “believe,” “may,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the proposed Transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein.

Forward-looking statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of our control, and involve known and unknown risks and uncertainties that could cause our actual results, performance or achievement, or industry results to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. These risks and uncertainties may include the risks and uncertainties described elsewhere in this report and other filings with the Securities and Exchange Commission (the “SEC”), including the Item 1A. “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2024. Any such forward-looking statements, whether made in this report or elsewhere, should be considered in the context of the various disclosures made by us about our businesses including, without limitation, the risk factors discussed in our filings with the SEC. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, changes in assumptions, or otherwise.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: September 18, 2025